[***] = CERTAIN PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED BECAUSE THE OMITTED PORTIONS ARE BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

                                             Exhibit 10.2

AMENDMENT NO. 1
TO
THE AMENDED AND RESTATED LICENSE AGREEMENT

This AMENDMENT NO. I TO THE AMENDED AND RESTATED LICENSE AGREEMENT ("Amendment") is effective May 6, 2021 (the "Amendment Effective Date"), is by and between, PHARMA MAR, S.A., a corporation organized under the laws of Spain, with its principal place of business at 1 Avda. De los Reyes, 28770 - Colmenar Viejo, Madrid, Spain ("PharmaMar"), and JAZZ PHARMACEUTICALS IRELAND LIMITED, a corporation organized under the laws of Ireland, with its principal place of business at Fifth Floor, Waterloo Exchange, Waterloo Road, Dublin 4, Ireland ("Jazz"), provides a process for consent and waiver by PharmaMar and its Third Party Partners for the 1LM SCLC Study (defined below), and, in the Amended and Restated License Agreement effective October 14, 2020 ("Agreement"), revises a milestone payment structure. PharmaMar and Jazz may be referred to herein individually as a "Party" and collectively as the "Parties." Any terms not defined herein take their definition from the Agreement.

RECITALS
WHEREAS, the Agreement obligates PharmaMar to conduct at its expense (or fund Jazz's conduct, under certain circumstances, of) one or more confirmatory trials for the treatment of SCLC as a second or subsequent treatment line (namely, the U.S. SCLC Post-Approval Commitment Studies);
WHEREAS, to fulfil such obligation, PharmaMar is proposing to FDA, as the U.S. SCLC PostApproval Commitment Study, to conduct, at its sole expense, a phase 3 clinical trial of the Licensed Product [***] for SCLC (the "PharmaMar SCLC Study");
WHEREAS, likely concurrently or with some overlap, Jazz may conduct, together with F. Hoffmann-La Roche Ltd ("Roche") and at their shared expense, a global phase 3 clinical trial of the Licensed Product in combination with atezolizumab as a first-line maintenance treatment for SCLC (the "1LM SCLC Study") and Jazz is not proposing and will not propose the 1LM SCLC Study as an U.S. SCLC Post-Approval Commitment Study;
WHEREAS, Jazz desires to obtain consent from PharmaMar to permit Roche and Jazz to perform the 1LM SCLC Study in the Jazz Territory, and certain countries within the PharmaMar Territory;
WHEREAS, PharmaMar is obligated to obtain waivers from its Third Party Partners to the extent Third Party Partner rights under the respective Third Party Partner license agreements may be impacted by the performance of the 1LM SCLC Study and will request such Third Party Partners' waivers in accordance with the process attached hereto (Exhibit A, Attachment 1);
WHEREAS, provided [***], PharmaMar agrees that it will provide such consent in exchange for a modification of the Milestone Events for the Jazz U.S. Territory;
WHEREAS, if such appropriate consents or waivers are obtained, Jazz will have the right to enter into and conduct the 1LM SCLC Study with Roche under a Combination Clinical Study Agreement ("CSA") without any further consent required from PharmaMar or Study Waivers from Third Party Partners (other than as may be required due to a "material change" or Major Change as set forth in Exhibit A);
WHEREAS the Parties desire to amend the terms of the Agreement as set forth herein.
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NOW, THEREFORE, in consideration of the premises, the mutual covenants contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Milestone Revision for the Jazz U.S. Territory.
1.1    Solely in the event the "Regulatory Milestone Amendment Event" occurs, the Regulatory Milestones #1 and #2 in the table in Section 8.4 of the Agreement will be automatically deemed amended as follows:

Milestone Event	Milestone Payment
1. [***]	[***]
2(A). [***]	[***]
2(B). [***]	[***]

"Regulatory Milestone Amendment Event" means the occurrence of all the following events: (i) [***]; and (ii) the [***]; and (iii) [***] as defined in Exhibit A. If the regulatory authority recommends material change(s) to the 1LM SCLC Study Protocol, Jazz will request new PharmaMar Consent from PharmaMar and PharmaMar will request new Study Waivers from its Third Party Partners in accordance with Exhibit A.
1.2    For clarity, Regulatory Milestone #1, Regulatory Milestone #2(A) and Regulatory Milestone #2(B) are mutually exclusive and no more than one of the milestone payments set forth above will be paid. The Regulatory Milestones #3 and 4 in the table set forth in Section 8.4 of the Agreement will not be modified by this Amendment and will remain in effect as currently drafted under the Agreement.
2.    Submission of Application for Full Approval based on the PharmaMar SCLC Study in the Jazz U.S. Territory. After Jazz obtains from PharmaMar all the study data and information needed to submit the Full Approval application to the FDA, including the PharmaMar SCLC Study final tables, listings, and figures, Jazz will use Commercially Reasonable Efforts to submit the Full Approval application in the Jazz U.S. Territory within [***] of such receipt but in any event, Jazz shall submit the Full Approval application to the FDA no later than [***] of such receipt.
3.    Jazz Permission to PharmaMar to Conduct of the PharmaMar SCLC Study/ies in the U.S. and Canada.
3.1    PharmaMar will not conduct a PharmaMar SCLC Study at any trial sites in the U.S. unless [***]. If [***], PharmaMar shall provide its list of sites with the estimated subject enrolment from each site to Jazz for prior written approval. PharmaMar will be allowed to run a U.S. SCLC Post-Approval Commitment Study in a limited number of sites in the U.S. reasonable to recruit the number of U.S. patients as required by FDA and as approved in advance by Jazz in writing. PharmaMar will provide Jazz a list of prospective sites for the PharmaMar SCLC Study for Jazz's review and approval [***] prior to reaching out to U.S. sites about interest in participating in the PharmaMar SCLC.
3.2    PharmaMar will have the right to engage up to [***] trial sites in Canada for the conduct of a PharmaMar SCLC Study subject to Jazz's prior written approval. PharmaMar will provide Jazz a list of prospective sites for the PharmaMar SCLC for Jazz's review and approval [***] prior to reaching out to sites in Canada about interest in participating in the PharmaMar SCLC Study.
4.    PharmaMar Requirements for Jazz to Conduct the 1LM SCLC Study globally with Roche. The Parties agree to process consents and study waivers as outlined in Exhibit A.
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5.    Territorial Clarification. Regarding the 1LM SCLC Study, the Parties agree that if PharmaMar Consent and Third Party Study Waivers are granted:
(a)    Jazz and Roche shall not conduct the 1LM SCLC Study in [***] (including [***] and [***]);
(b)    For any territory (listed in Exhibit A, Attachment 1) licensed by PharmaMar to a Third Party Partner, Jazz and Roche shall respect any [***][ . A list of those territories in which PharmaMar has a Third Party Partner as of the Amendment Effective Date is in Exhibit A, Attachment 1; and
(c)    For any other country other than [***] as per the preceding (a) and (b), Jazz or Roche will have the right to engage trial sites without limitation in such countries of the PharmaMar Territory. For clarity, this includes any [***] countries in the PharmaMar Territory not licensed by PharmaMar to a Third Party Partner.
6.    Confidentiality. Neither Party will issue any press release or other public disclosure announcing or otherwise disclosing the existence of the Amendment to the Agreement except (a) with the prior written consent of the other Party or (b) in accordance with Section 11.5 of the Agreement as may be required by applicable law or the rules of any securities exchange on which such Party's securities are traded.
7.    As of the Amendment Effective Date, this Amendment, including its Exhibits and their Attachments, shall be made a part of the Agreement, and shall be incorporated by reference therein.
8.    Except as expressly amended by this Amendment, the Agreement shall be unchanged and all other terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms of the Agreement and this Amendment, the terms of this Amendment shall govern and control.
9.    All capitalized terms used, but not otherwise defined herein, shall have the meanings ascribed to them in the Agreement.

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Intending to be bound by the provisions hereof, the Parties hereto have executed this Amendment as of the Amendment Effective Date by their duly authorized representatives.

JAZZ PHARMACEUTICALS IRELAND LIMITED     PHARMA MAR S.A.

By:     /s/ Patricia Carr                    By: /s/ Jose María Fernandez Sousa-Faro
Name: Patricia Carr                        Name; Jose María Fernandez Sousa-Faro
Title: VP, Finance & PAO                    Title: President

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EXHIBIT A
PharmaMar Requirements for Jazz to Conduct the 1LM SCLC Study Globally with Roche
1.    PharmaMar Consent
Jazz will request PharmaMar's consent to Jazz entering into the CSA and for Jazz and Roche to conduct the 1LM SCLC Study in the Jazz Territory and the PharmaMar Territories per Section 5 above ("PharmaMar Consent"). Jazz understands that such PharmaMar Consent is required before Jazz can execute the CSA and conduct the 1LM SCLC Study since certain provisions of the CSA Draft (as defined below) are not consistent with the Agreement.
On [***] Jazz provided PharmaMar certain redacted draft of the CSA (the "CSA Draft") for the conduction of the 1LM SCLC Study. Jazz will provide PharmaMar the final CSA to be executed by Roche and Jazz ("CSA Execution Version") as soon as available, if not provided prior to the execution of this Amendment.
PharmaMar agrees that in the event that (i) there are no Major Changes to CSA Draft (as defined below) in the CSA Execution Version in comparison with the provisions of the CSA Draft (including without limitation any Major Change to CSA Draft with regard to intellectual property and study data provisions or any new provisions not previously included in the CSA Draft which may be deemed a Major Change to the CSA Draft); and (ii) Third Party Study Waivers are granted, then PharmaMar will provide Jazz with PharmaMar Consent.
If the condition set forth in subsection (i) above is not met, then PharmaMar shall be entitled to assess the content of the CSA Execution Version which include such Major Changes to CSA Draft and decide whether PharmaMar Consent can be granted or not.
For the purposes of this section, "Major Change to CSA Draft" shall mean (a) if any provision of the CSA Execution Version [***]; or (b) if any provision of the CSA Execution Version [***]; or (c) if any provision of the CSA Executed Version [***].
Jazz represents and warrants that none of the redacted provisions of the CSA Execution Version [***] the CSA draft revised by PharmaMar and provided to Jazz on [***] (the "CSA Revised Draft").
If such PharmaMar Consent is granted, Jazz may enter into the CSA Execution Version with Roche
("Executed CSA").
2.    Third Party Partner Study Waivers
a.    PharmaMar represents and warrants that [***]. A Third Party Partner Study Waiver from each Third Party Partner whose consent is needed, whether or not its exclusive territory is impacted by the performing of the 1LM SCLC Study, will be requested and obtained prior to Jazz entering into the CSA Execution Version ("Third Party Partner Study Waivers").
b.    For the purposes of PharmaMar submitting a request for a Third Party Partner Study Waiver, PharmaMar will share with its Third Party Partners: (1) a copy of a redacted CSA Execution Version; (2) the Amended CDA (as defined below); (3) the 1LM SCLC Study Protocol synopsis; and (4) a list of the participating country/ies, a sites list, and estimated subjects enrolment.
3.    General Terms Applicable to the PharmaMar Consent and Third Party Partner Study Waivers
a.    PharmaMar Consent and Third Party Partners Study Waivers that PharmaMar and its Third Party Partners may grant hereunder shall only refer to 1LM SCLC Study and not to any other studies that Jazz and Roche may conduct under the Executed CSA, for which new PharmaMar Consent and separate Third
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Party Partners Study Waivers would be required respectively from PharmaMar and its Third Party Partners.
b.    Notwithstanding anything to the contrary in the Agreement, any of Jazz's ownership rights, title and interest (and, for clarity, not any of Roche's ownership rights, title and interest) in [***] (together with any rights granted to Jazz under Section [***] of the CSA Draft in relation to such), as such terms are defined in the CSA Execution Version, shall be deemed [***], as applicable, under the Agreement and therefore subject to [***] of the Agreement and such rights will be [***] under the Agreement. For clarity, none of [***] shall be deemed a [***] under the Agreement.
c.    PharmaMar will have use rights of [***] Data (as defined in the CSA Execution Version) as permitted in the Amended CDA (i.e. use rights for [***]). As between Jazz and PharmaMar, the Parties agree that [***] Data will be treated as [***] (as such terms are defined in and pursuant to the Agreement).
d.    Further, any [***]Data (as defined in the CSA Execution Version) to the extent Controlled by Jazz pursuant to the terms of the CSA Execution Version shall be deemed [***] (as such terms are defined in and pursuant to the Agreement) and subject to the terms of the Amended CDA. PharmaMar shall have the right to use such [***] as set forth in the Agreement and not in conflict with the Amended CDA.
e.    PharmaMar's rights of use in relation to such [***] Data and [***] Data will be governed by the Amended and Restated Confidentiality and Data Sharing Agreement by and among PharmaMar, Roche and Jazz effective [***] (the "Amended CDA''). PharmaMar acknowledges and understands that its and its Third Party Partners' [***] Data (as defined in the Amended CDA) access and use rights will not be provided for under the CSA and that such rights are provided under the Amended CDA. Jazz will share [***] Data and [***] Data with PharmaMar as permitted by the Amended CDA and in accordance with the Agreement, and Jazz will provide safety data arising from the 1LM SCLC Study to PharmaMar in accordance with the Agreement and the PV Agreement.
f.    Jazz shall not agree to submitting a Protocol for the 1LM SCLC Study to a Regulatory Authority, which contains a "material change" from the protocol synopsis provided to PharmaMar and attached hereto as Exhibit B, without first obtaining new Consent from PharmaMar and new Study Waivers from its Third Party Partners. A "material change" is either [***]or a change of [***] in the Protocol as per the referred protocol synopsis. Upon receipt from Jazz of the Study Waiver request for the given material change(s), PharmaMar shall promptly send the Third Party Partners Study Waiver requests to the corresponding Third Party Partner and will use its best efforts to cause such Third Party Partners to expedite their respective review and decision on such material change(s). Likewise once a Protocol to the 1LM SCLC Study has been submitted to a regulatory authority, Jazz shall not agree to amend such Protocol if such amendment contains a "material change" (as defined above) without first obtaining new Consent from PharmaMar and new Study Waivers from its Third Party Partners.
g.    Jazz shall not agree on any amendment to the Executed CSA which contains a "Major Change to the Executed CSA" without first obtaining new Consent from PharmaMar and new Study Waivers from its Third Party Partners. A "Major Change to the Executed CSA" shall mean (a) an amendment to the provisions of the Executed CSA, which [***] (b) if any amendment to the provisions of the Executed CSA [***]; or (c) if any amendment to the provisions of the Executed CSA [***]. Upon receipt from Jazz of the Study Waiver request for the given Major Change(s), PharmaMar shall promptly send the Third Party Partners Study Waiver requests to the corresponding Third Party Partner and will use its best efforts to cause such Third Party Partners to expedite their respective review and decision on such Major Change(s) to the Executed CSA.
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h.    Jazz understands that a Third Party Partner may provide a Study Waiver, but with territorial restrictions. Furthermore, Jazz understands that a Third Party Partner may not provide a Study Waiver. PharmaMar shall bear no liability to Jazz for any of its Third Party Partners not providing a Study Waiver. Except as provided in sections f. and g. above, PharmaMar represents and warrants that[***] .
i.    Except as expressly set forth in this Amendment and solely with respect to the 1LM SCLC Study, nothing in this Amendment shall be construed or understood by either Party as a modification, alternation or waiver by such Party of its rights and/or obligations regarding Licensed Product Data and PharmaMar Technology (as defined in the Agreement). For clarity, the PharmaMar Consent, if provided hereunder, shall apply solely to the 1LM SCLC Study, and shall not be interpreted as a precedent with respect to any other studies with the Licensed Product.
4.    Miscellaneous
In relation to Article 3 of the CSA, at PharmaMar's request, Jazz shall request Roche to [***]; provided, however, that Jazz shall bear no liability to PharmaMar if Roche does not agree to any such request.

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EXHIBIT A ATTACHMENT 1
TERRITORIES LICENSED TO THIRD PARTY PARTNERS

[***]
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EXHIBIT B
ILMS Protocol Synopsis
[***]
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